                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14(a)-6(e)(2))
[ ]  Definitive Information Statement

                        NEW MEDIA LOTTERY SERVICES, INC.
              (Name of the Registrant as Specified in its Charter)

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                                       ii

                        New Media Lottery Services, Inc.
                              1400 Technology Drive
                          Harrisonburg, Virginia 22802

                              INFORMATION STATEMENT

To Our Stockholders:

         The purpose of this information statement is to inform the holders of record of shares of our common stock as of the close of business on December 10,
2004 that our board of directors has adopted, and that the holders of a majority of our outstanding shares of common stock have indicated their intent to vote in favor of, resolutions which will approve the merger of New Media Lottery
Services, Inc., Virginia corporation, with and into its wholly owned subsidiary,
New Media Lottery Services, Inc., a Delaware corporation, thereby changing the domicile of our company from the State of Virginia to the State of Delaware.

         This Information Statement is being furnished to you as required by
Section 14(c) of the Securities Exchange Act of 1934, as amended, and Section
ss. 13.1-657(D) of the Virginia Stock Corporation Act which provides that if action is to be taken by less than all of the shareholders of a Virginia corporation entitled to vote on the action, the corporation furnish to all shareholders on the record date who are entitled to vote on the matter written notice of the proposed action not less than five days before the action is taken.

         The Merger and Reincorporation will occur no earlier than January ___,
2004, a date that is twenty days after we mail this Information Statement to shareholders.

         This Information Statement is being mailed on or about December __,
2004 to all stockholders of record as of December 10, 2004. The cost of preparing, assembling and mailing this Information Statement is being borne by
New Media Lottery Services, Inc.

         We Are Not Asking for a Proxy and You Are Requested Not to Send Us a
Proxy. This Information Statement is being sent to you for informational purposes only.

                                        Very truly yours,
                                        /s/ John T. Carson
                                        ----------------------------------
                                            John T. Carson, President

ITEM NO. 1 APPROVAL OF MERGER AND

SIGNIFICANT DIFFERENCES BETWEEN THE

                                     SUMMARY

Transaction:               Reincorporation in Delaware.

Purpose:                   To provide greater flexibility and simplicity in
                           corporate transactions and reduce taxes and other
                           costs of doing business. For more information, see
                           "Reincorporation in Delaware-Principal Reasons for
                           Reincorporation in Delaware."

Record Date:               December 10, 2004.

Method:                    Merger with and into our wholly-owned subsidiary, New
                           Media Lottery Services, Inc., a Delaware corporation.
                           For more information, see "Reincorporation in
                           Delaware-Principal Features of the Reincorporation."

Exchange Ratios:           One share of our Delaware subsidiary common stock
                           will be issued for each outstanding shares of
                           outstanding common stock of New Media Lottery
                           Services, Inc., the Virginia corporation, held as of
                           the record date. For more information, see
                           "Reincorporation in Delaware-Principal Features of
                           the Reincorporation."

Effective Date:            20 days after mailing of this Information Statement.

Right to Dissent:          Any stockholder is entitled to be paid the fair value
                           of his or its shares if the stockholder timely
                           dissents to the reincorporation or any of the actions
                           resulting from or in connection with the
                           reincorporation. For more information, see "Rights of
                           Dissenting Stockholders."

                              QUESTIONS AND ANSWERS

         This Information Statement is first being sent to stockholders on or about December ___, 2004. The following questions and answers are intended to respond to frequently asked questions concerning our reincorporation in
Delaware. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire
Information Statement, as well as its exhibits.

Q:       Why is the company reincorporating in Delaware?

A:       Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Moreover, both the legislature and the courts in
         Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs and the Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues.

Q:       Why are we not holding a meeting of shareholders to approve the reincorporation?

A:       The board of directors has already approved the reincorporation in
         Delaware and holders of a majority of our outstanding shares of common stock have indicated their intent to vote in favor of the
         reincorporation. Under the Virginia Stock Corporation Act and our
         Articles of Incorporation, this transaction may be approved by the written consent of majority of the shares entitled to vote on it. Since we have already received confirmation that written consents from shareholders representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A:       The reincorporation will be accomplished by merging with and into our wholly-owned subsidiary, New Media Lottery Services, Inc., a Delaware corporation ("New Media-Delaware"). One new share of our Delaware subsidiary common stock will be issued for each outstanding share of our common stock held by our shareholders on the record date for the reincorporation. Our shares will no longer be eligible to trade on the over-the-counter bulletin board market. Shares of our New
         Media-Delaware will be eligible to trade in their place beginning on or about the effective date of the reincorporation under the same trading symbol.

Q:       What are the differences between Delaware and Virginia law?

A:       There are certain differences between the laws of the State of Virginia and State of Delaware that impact your rights as a shareholder. For information regarding the differences between the corporate laws of the
         State of Delaware and the State of Virginia, please see
         "Reincorporation in Delaware-Differences Between the Corporate Laws
         Affecting New Media-Virginia and New Media-Delaware."

Q:       How will the reincorporation affect my stock ownership?

A:       Your ownership interest will not be affected by the reincorporation.
         After the merger:

     o   persons holding shares of New Media-Virginia common stock will own the same number and percentage of shares of New Media-Delaware as they did in New Media-Virginia;

     o   the shareholders of New Media-Virginia will have rights as shareholders of New Media-Delaware and no longer as shareholders of
         New Media-Virginia; and

     o   the rights of the company's shareholders will be governed by Delaware law and New Media-Delaware's Certificate of Incorporation and By-Laws,
         rather than by Virginia law or New Media-Virginia's Articles of
         Incorporation and By-Laws.

Q:       How will the reincorporation affect our officers, directors and employees?

A:       Our officers, directors and employees will become the officers, directors and employees of New Media-Delaware after the effective date of the reincorporation.

Q:       How will the reincorporation affect our business?

A:       New Media-Delaware will continue our business at the same location and with the same assets. New Media-Virginia will cease its corporate existence in the State of Virginia on the effective date of the merger.

Q:       What do I do with my stock certificates?

A:       Delivery of your stock certificates issued prior to the effective date of the reincorporation will constitute "good delivery" of shares in transactions subsequent to reincorporation. Certificates representing shares of New Media-Delaware will be issued with respect to transfers consummated after the reincorporation. After the merger becomes effective, management of New Media-Virginia will furnish to each shareholder appropriate forms by which they can exchange their certificates representing shares of New Media-Virginia for certificates representing shares of common stock of New Media-Delaware. Persons who dissent to the merger and exercise their appraisal rights as to New
         Media-Virginia Common Stock under Virginia law, will not receive certificates for the shares of common stock of New Media-Delaware.

         Outstanding stock certificates of New Media-Virginia should not be destroyed.

Q:       What if I have lost my certificate?

A:       If you have lost your certificate, you can contact our transfer agent to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for sale or transfer. Our transfer agent may be reached at:

                           Continental Stock Transfer and Trust Company
                           17 Battery Place
                           New York, NY 10004

Q:       Can I require the company to purchase my stock?

A:       Yes. Under Virginia law you are entitled to dissenters' rights and purchase of your stock by the company as a result of the
         reincorporation.

Q:       Who will pay the costs of reincorporation?

A:       We will pay all of the costs of reincorporation in Delaware, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A:       We believe that the reincorporation is not a taxable event and that you will be entitled to the same basis in the shares of New Media-Delaware that you had in our common stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effect of the reincorporation.

                                VOTING SECURITIES

         On December 10, 2004, the record date for shareholders entitled to notice of the corporate actions proposed to be taken by New Media-Virginia, there were 11,167,143 shares of our $0.001 par value common stock outstanding.
Each share is entitled to one vote per share on any matter that may properly come before the shareholders and there is no cumulative voting right on any shares. All matters voted on required an affirmative vote of a majority of the issued and outstanding shares of the Company.

         Shareholders who own in excess of 50% of the Company's outstanding shares have advised the Company will consent to the Merger and Reincorporation.
Pursuant to applicable Virginia law, because the Company is entering into a merger, holders of shares of New Media-Virginia Common Stock will have dissenter's rights and the right of appraisal as enumerated under Virginia law, as herein described.

                                 STOCK OWNERSHIP

         The following table sets forth information as of December 10, 2004, regarding the beneficial ownership of our common stock by (1) each director and officer, (2) each person or group known by us to beneficially own 5% or more of the outstanding shares of Common Stock and (3) all executive officers and directors as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to the shares shown as beneficially owned by them. Securities attributed to the individuals named below include securities convertible into common stock within 60 days of December 10, 2004.

------------------------------------- ----------------------------------- -----------------------------------
Name of                               Amount of                           Percent of Outstanding
Beneficial Owner (1)                  Beneficial Ownership                Shares of Class Owned (2)
------------------------------------- ----------------------------------- -----------------------------------

John Carson (3)                       887,714                             7.95%
------------------------------------- ----------------------------------- -----------------------------------
Randolph H. Brownell, III             274,286                             2.46%
------------------------------------- ----------------------------------- -----------------------------------
Sterling Herbst                       21,429                              *
------------------------------------- ----------------------------------- -----------------------------------
Joseph Dresner                        2,000,000                           17.91%
------------------------------------- ----------------------------------- -----------------------------------
Milton Dresner                        2,000,000                           17.91%
------------------------------------- ----------------------------------- -----------------------------------
Frederick Winters                     -0-                                 -0-
------------------------------------- ----------------------------------- -----------------------------------
Nathan Miller (4)                     3,345,715                           29.96%
------------------------------------- ----------------------------------- -----------------------------------
All officers and directors            5,162,000                           46.22%
as a group (6 persons)
------------------------------------- ----------------------------------- -----------------------------------

* Less than 1%.

(1)  The address for each of the persons identified in the foregoing table is care of the Company.

(2)  Based on 11,167,143 shares outstanding.

(3)  Includes 600,000 shares of common Stock held by The John C. Carson
     Revocable Trust for which Mr. Carson is the trustee.

(4)  Includes 354,715 shares over which Mr. Miller exercises beneficial control which are registered in the names of entities in which Mr. Miller is a part owner along with Nancy Bowman, a former officer and director of the
     Company.

                                   ITEM NO. 1
                             APPROVAL OF MERGER AND
                   CHANGE OF DOMICILE TO THE STATE OF DELAWARE

         The following discussion summarizes the important aspects of the merger of our company with our wholly owned Delaware subsidiary and our reincorporation in Delaware. This summary does not include all of the provisions of the
Agreement and Plan of Merger between New Media-Virginia and New Media-Delaware, a copy of which is attached as Exhibit "A" (the "Merger Agreement"), the
Certificate of Incorporation of New Media-Delaware, a copy of which is annexed hereto as Exhibit "B" ("Delaware Company Certificate") and the By-laws of New
Media-Delaware, a copy of which is annexed hereto as Exhibit C ("Delaware
Company By-Laws").

General.

         On December 9, 2004, our Board of Directors approved, subject to shareholder approval, the Merger, pursuant to which New Media-Virginia will merge with and into its wholly-owned subsidiary, New Media-Delaware (the
"Merger"). The holders of a majority of our outstanding shares of common stock have indicated their intent to vote in favor of resolutions which will approve the Merger, thereby changing the domicile of our company from the State of
Virginia to the State of Delaware.

Principal Reasons for the Reincorporation.

         The Board of Directors has determined that reincorporation in Delaware is in the best interests of our company and our stockholders because:

     o   The State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that State;

     o   The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States;

     o   Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs; and

     o   The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of complex corporate issues to meet the needs of parties engaged in corporate litigation.

We anticipate that the Delaware General Corporation Law ("DGCL") will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of our company and our relationships and contacts with others. In addition, see "Significant Differences between the Corporation Laws of Virginia and Delaware" below.

Procedure for Changing Domicile

         A change in corporate domicile normally is affected by one company merging with a separate company, typically a wholly owned subsidiary, organized under the laws of the state in which it wishes to reincorporate. In furtherance of this end, New Media-Virginia organized a new company in the State of Delaware named "New Media Lottery Services, Inc." New Media-Delaware was incorporated with 50,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.01 per share. This represents the same number of shares of common stock and par value per share authorized by New
Media-Virginia's charter documents and the same number of shares of preferred stock authorized by the shareholders to be issued at the New Media-Virginia's annual shareholders meeting held on October 25, 2004. As of the date of the
Merger, New Media-Delaware will have 1,000 shares of common stock outstanding, all of which will be owned by New Media-Virginia.

         The Reincorporation will be affected by merging New Media-Virginia into
New Media-Delaware (the "Merger"), in accordance with the terms of the Merger
Agreement. Shareholders are encouraged to review the Merger Agreement in connection with the information contained herein.

         After the execution of the Merger Agreement, the Virginia Company will file Articles of Merger with the Secretaries of State of each of Virginia and
Delaware. Upon acceptance of filing of the Articles of Merger by each state, which will be the Effective Date of the Merger, the companies would be merged and New Media-Delaware will be the surviving entity.

         No action will be taken on the Merger until a date that is at least twenty days after New Media-Virginia mails a copy of the Definitive Information
Statement to shareholders.

Summary of Terms of Merger Agreement.

         On December 9, 2004, the board of directors of New Media-Virginia adopted resolutions wherein it (i) approved a change of domicile from Virginia to Delaware, (ii) approved the incorporation of New Media-Delaware in the State of Delaware and (iii) recommended that New Media-Virginia merge with and into
New Media-Delaware pursuant to the Merger Agreement between the corporations.
Several members of the board of directors and other affiliates of New
Media-Virginia who together own more than a majority of the outstanding shares of New Media-Virginia Common Stock have advised the board of directors that they would consent in writing to the resolutions approved by the board of directors.
Set forth below is a summary of material terms of the Merger Agreement which is qualified in its entirety by the contents of the Merger Agreement:

         Merger. The merger would be pursuant to the applicable provisions of the laws of Virginia and Delaware with respect to mergers and in accordance with the Merger Agreement.

         Effective Date. Upon acceptance of filing of the Articles of Merger by

         Certificate of Incorporation and By-Laws. The Delaware Company Articles
         and Delaware Company By-Laws would be the articles of incorporation and by-laws of the surviving entity following the Merger.

         Directors and Officers. The directors and officers of New
         Media-Virginia and New Media-Delaware are the same and will continue to be the directors and officers of the surviving entity following the
         Merger.

         Conversion of Shares. Each issued and outstanding share of New
         Media-Virginia Common Stock, par value $0.001 per share, would be converted into and become one new fully paid and nonassessable share of common stock, par value $0.001 per share, of the surviving entity.

         Stock Option Plan. Under the Merger Agreement, New Media-Delaware will assume New Media-Virginia's 2004 Stock Incentive Plan, which following the Merger will be used by New Media-Delaware to grant options to employees.

         Termination. The Merger Agreement may be terminated for any reason at any time before the filing of Articles of Merger with the Secretaries of State of Virginia and Delaware, by resolution of the Board of
         Directors of the merging corporations.

         Amendment. The Merger Agreement may be amended for any reason, at any time before the filing of Articles of Merger with the Secretaries of
         State of Virginia and Delaware, by resolution of the Board of Directors of the merging corporations, notwithstanding approval by the shareholders of the Virginia Company, provided, however, that any amendment made subsequent to the adoption of the Merger Agreement by the Virginia Company shareholders does not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any shares of any class or series of the Virginia Company; (ii) alter or change any of the terms of the Delaware Company Certificate; or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any shares of any class or series of the Virginia Company.

Effect of Reincorporation.

         The Reincorporation will not result in any changes in the physical location, business, management, assets, liabilities or net worth of the Virginia
Company. The directors and officers of the Virginia Company immediately prior to the Reincorporation will serve as the directors and officers of the Delaware
Company following the Reincorporation.

         Upon the Effective Date of the Merger:

         (i) the Virginia Company will cease to exist,

         (ii) the Delaware Company will continue to operate the business of the
Virginia Company under the name "New Media Lottery Services, Inc.",

         (iii) the shareholders of the Virginia Company will automatically become the shareholders of the Delaware Company, and

         (iv) the shareholders of the Virginia Company will have rights as shareholders of the Delaware Company and no longer as shareholders of the
Virginia Company, and such rights will be governed by Delaware law, the Delaware
Virginia Company Certificate and Delaware Company By-Laws rather than by
Virginia law, the Virginia Company's Articles of Incorporation or By-Laws.

         After the Reincorporation, the Delaware Company will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and will file with the Securities and Exchange Commission and provide to its shareholders the same type of information that the Virginia Company has previously filed and provided to shareholders.

         The Delaware Company Certificate and Delaware Company By-laws are not significantly different from the Virginia Company Articles and By-laws. Your rights as a shareholder may be affected by the Reincorporation by, among other things, the differences between the laws of the State of Virginia, which govern
New Media-Virginia, and the laws of the State of Delaware, which govern New
Media-Delaware. The shareholders' consent to the Reincorporation constitutes their approval of all of the provisions of the Delaware Company Certificate and
Delaware Company By-laws, including those provisions relating to the limitation of director liability and indemnification of directors, officers and key employees under Delaware law, and including those provisions having
"anti-takeover" implications, which may be significant to the Delaware Company and its shareholders in the future. The governance of the Delaware Company by
Delaware law, the Delaware Company Certificate and Delaware Company By-Laws may
or will in the future alter certain rights of the shareholders. See the information under "Differences between the Corporate Laws Affecting the Company and New Media-Delaware" for a summary of the differences between the corporate laws of the State of Virginia and the State of Delaware.

         The reincorporation will not result in any changes in our business, management, assets, liabilities or net worth. New Media-Delaware is currently our wholly-owned subsidiary and, upon completion of the Reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of New Media-Delaware will consist of the same persons who are our directors and officers prior to the reincorporation. Our daily business operations will continue at our principal executive offices at
1400 Technology Drive Harrisonburg, Virginia 22802 until December 31, 2004.
Thereafter, we will move our corporate offices to 370 Neff Avenue, Suite L,
Harrisonburg, Virginia 22801 and can be contacted there via mail.

Conversion and Exchange of Stock Certificates.

                                       10

         Pursuant to the Merger Agreement, each outstanding share of Virginia
Company Common Stock, $0.001 par value, automatically will be converted into one share of the Delaware Company Common Stock, $0.001 par value, upon the filing of
Articles of Merger with the Secretaries of State of Virginia and Delaware. Each stock certificate representing issued and outstanding shares of Virginia Company
Common Stock will continue to represent the same number of shares of Delaware
Company Common Stock. After the Merger has been approved by Virginia and
Delaware, management of the Delaware Company will furnish each holder of certificates representing shares of Virginia Company Common Stock with forms by which these holders may exchange their certificates for certificates representing a like number of shares of Delaware Company Common Stock. The exchange will be subject to normal stock transfer requirements including proper endorsement, signature guarantee but the Delaware Company will pay all applicable fees in connection therewith. Even if a holder of certificates representing shares of Virginia Common Stock does not, for whatever reason, exchange these certificates for certificates representing shares of Delaware
Company Common Stock, such person will nonetheless be a shareholder of the
Delaware Company, though such person may be required to exchange certificates upon any transfer of their shares.

THIS MEANS THAT, BEGINNING ON THE EFFECTIVE DATE OF THE MERGER, EACH VIRGINIA
COMPANY STOCK CERTIFICATE WHICH WAS OUTSTANDING JUST BEFORE THE REINCORPORATION
WILL AUTOMATICALLY REPRESENT THE SAME NUMBER OF DELAWARE COMPANY SHARES.
SHAREHOLDERS IN THE VIRGINIA COMPANY WILL BE REQUIRED TO SURRENDER THEIR CURRENT
CERTIFICATES REPRESENTING THE COMMON STOCK OF THE VIRGINIA COMPANY IN EXCHANGE
FOR CERTIFICATES REPRESENTING A LIKE NUMBER OF SHARES OF THE COMMON STOCK OF THE
DELAWARE COMPANY.

DO NOT SEND IN YOUR STOCK CERTIFICATES AT THIS TIME. YOU WILL RECEIVE A LETTER
OF TRANSMITTAL AND FURTHER INSTRUCTIONS REGARDING THE EXCHANGE OF YOUR STOCK
CERTIFICATES SHORTLY AFTER THE MERGER IS COMPLETED.

If any common stock certificates are lost, stolen, or destroyed before the
Merger, the owner of the shares may be required to submit an affidavit of that fact to our transfer agent. Our transfer agent and New Media-Virginia may also require the owner to post a bond in a reasonable amount as indemnity against any potential claim regarding the lost certificates. In exchange for lost, stolen or destroyed stock certificates, after the owner has submitted an affidavit and posted a bond acceptable to New Media-Virginia.

Certain Federal Income Tax Consequences.

         The following is a discussion of the federal income tax considerations that may be relevant to holders of Virginia Company Common Stock, who will receive Virginia Company Common Stock in exchange for their Virginia Company
Common Stock. The discussion does not address all of the tax consequences of the
Reincorporation that may be relevant to particular Virginia Company shareholders. Furthermore, no foreign, state or local tax considerations are addressed herein. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the proposed reincorporation, including the applicability of federal, state, local or foreign tax laws. This

                                       11

discussion is based on the Internal Revenue Code of 1986, as amended (the
"Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Information Statement.

     The Reincorporation is expected to qualify as a reorganization within the meaning of Section 368(a) of the Code, with the following tax consequences:

     o    No gain or loss will be recognized by holders of Virginia Company
          Common Stock upon receipt of the Delaware Company Common Stock pursuant to the Merger Agreement;

     o    The aggregate tax basis of the Virginia Company Common Stock received by each shareholder in the reincorporation will equal the aggregate tax basis of Delaware Company Common Stock surrendered in exchange therefore;

     o    The holding period of the Delaware Company Common Stock received by each shareholder of the Virginia Company will include the period during which such shareholder held the Virginia Company Common Stock surrendered in exchange therefore; provided that such Virginia Company
          Common Stock was held by the shareholder as a capital asset at the time of the reincorporation; and

     o    No gain or loss will be recognized by the Delaware Company or the
          Delaware Company in connection with the reincorporation.

         Management of the Virginia Company knows of no reason why the Internal
Revenue Service (the "IRS") would challenge the described income tax consequences of the reincorporation. However, a successful IRS challenge to the reorganization status of the Reincorporation could result in a shareholder recognizing gain or loss with respect to each share of Virginia Company Common
Stock exchanged in the reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the reincorporation, of the Delaware Company Common Stock received in exchange therefore. In such event, a shareholder's aggregate basis in the shares of
Delaware Company Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Virginia Company
Common Stock.

         Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986, as amended, and the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO
CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE
REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

Accounting Treatment of the Merger.

         In accordance with generally accepted accounting principles, the
Virginia Company expects that the Merger and Reincorporation will be accounted for as a reorganization of entities under common control at historical cost.

                                       12

Regulatory Approval.

The consummation of the Merger is conditioned upon the Virginia Company obtaining all required consents of governmental authorities including the
Secretary of State of Virginia and the Commonwealth of Virginia. Capitalization.

         Our authorized capital on the date of this Information Statement consisted of 50,000,000 shares of common stock, $0.001 par value per share. At the annual meeting of shareholders held on October 25, 2004, our shareholders authorized 5,000,000 shares of preferred stock, $0.001 par value per share. We have not amended our Articles of Incorporation to authorize said class of shares and do not intend to do so. On the date of this Information Statement, there were 11,167,143 shares of our common stock and no shares of our preferred stock outstanding. The authorized capital of New Media-Delaware consists of 50,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. The board of directors of New
Media-Delaware has not adopted any designations, rights or preferences for the preferred stock. As a result of the reincorporation and exchange of the common stock, New Media-Delaware will have outstanding 11,167,143 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of New Media-Delaware will have available 38,832,857 shares of common stock and 5,000,000 shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect our total stockholders'
equity or total capitalization.

         The board of directors of New Media-Delaware may authorize, without further shareholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing shareholders.

         There are no present plans, understandings or agreements, and we are not engaged in any negotiations that will involve the issuance of preferred stock. However, the board of directors believes it prudent to have shares of preferred stock available for such corporate purposes as it may from time to time deem necessary and advisable including to consummate acquisitions and raise additional capital, for which there are no present binding agreements or understandings.

         The issuance of additional authorized common stock or preferred stock may have the effect of:

         (1) deterring or thwarting persons seeking to take control of New
Media-Delaware through a tender offer, proxy fight or otherwise;

         (2) prohibiting the removal of incumbent management; or

         (3) impeding a corporate transaction such as a merger.

                                       13

For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.

Dissenter Rights.

(For purposes of the discussion below, the term "Company" refers to New
Media-Delaware, the surviving corporation after the Merger.)

YOU ARE HEREBY GIVEN NOTICE THAT YOU HAVE CERTAIN DISSENTER'S AND APPRAISAL
RIGHTS UNDER VIRGINIA LAW.

         Under the Virginia Stock Corporation Act, or Virginia Law, a holder of shares of Virginia Company Common Stock who does not consent to the Merger will have appraisal rights as defined in Section 13.1-730 of the Virginia Law. The appraisal rights afford the holder of shares of capital stock of a Virginia corporation the right to dissent to the taking of a certain corporate action, such as a merger or consolidation, and to receive for their shares of common stock an amount in cash equal to the fair value for such shares.

         Set forth below is a description of the process by which a shareholder who dissents to the Merger may exercise his appraisal rights. In order for a shareholder to exercise his appraisal rights under the Virginia Law, he must adhere to the steps that are summarized below. The following description of the appraisal rights under Virginia Law as it applies to the Merger does not purport to be complete and is subject to, and qualified in its entirety Sections
13.1-729-13.1-741 of the Virginia Law, copies of which are attached hereto as
Exhibit D.

         1. There must be a merger or share exchange (as such terms are defined under the Virginia Law) of the corporation in which the dissenter is a shareholder. In the Virginia Company's case, the Merger qualifies as a corporate action giving rise to appraisal rights.

         2. Within ten days after the Merger has occurred, the Company shall mail to each shareholder of record entitled to assert dissenters' rights that the Merger has occurred and send them the dissenters' notice ("Dissenters'
Notice"). The Dissenters' Notice shall:

                  a. State where the payment demand shall be sent and where and when certificates for shares shall be deposited;

                  b. Inform holders of uncertificated shares to what extent
         transfer of the shares will be restricted after the payment demand is received;

                  c. Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before or after that date (the "Payment
         Demand");

                                       14

                  d. Set a date by which the corporation must receive the
         Payment Demand, which date may not be fewer than thirty nor more than sixty days after the date of delivery of the Dissenters' Notice; and

                  e. Be accompanied by a copy of the Virginia laws relating to dissenters' rights.

         3. A shareholder who has received the Dissenters' Notice shall return the Payment Demand to the Company within the time described therein by completing the form, certifying that he acquired beneficial ownership of the shares before or after the date required to be set forth in the Dissenters'
Notice, and deposit his certificates in accordance with the terms of the
Dissenters' Notice. A shareholder who deposits his shares as described above shall retain all other rights of a shareholder except to the extent that these rights are canceled or modified by the taking of the proposed corporate action.
A shareholder who does not demand payment and deposit his share certificates where required, each by the date set in the Dissenters' Notice, is not entitled to payment for his shares under this article.

         4. Within thirty days after receipt from a shareholder of a Payment
Demand, the Company shall pay the dissenter the amount it estimates to be the fair value of his shares, plus accrued interest. The payment shall be accompanied by:

                  a. The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the effective date of the corporate action creating dissenters' rights, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                  b. An explanation of how the corporation estimated the fair value of the shares and of how the interest was calculated;

                  c. A statement of the dissenters' right to demand payment
         under the Virginia Law; and

                  d. A copy of the Virginia laws relating to dissenters' rights.

         5. The Company may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares on the date of the first publication by news media or the first announcement to shareholders generally, whichever is earlier, of the terms of the proposed corporate action, as set forth in the
Dissenters' Notice. To the extent the Company elects to withhold payment, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The
Company shall send with its offer an explanation of how it estimated the fair value of the shares and of how the interest was calculated, and a statement of the procedure if the dissenting shareholder is dissatisfied with the payment.

         6. If the dissenting shareholder believes that the amount paid or offered for the shares is less than the fair value of his shares or that the interest due is incorrectly calculated, a dissenter may notify the Company in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment previously received), or

                                       15

reject the corporation's offer and demand payment of the fair value of his shares and interest due. A dissenter waives his right to demand payment under this section unless he notifies the Company of his demand in writing within thirty days after the Company made or offered payment for his shares.

         7. If a demand for payment remains unsettled, the Company must commence a proceeding in the city or county where its principal office is located within sixty days after receiving the payment demand and petition the circuit court to determine the fair value of the shares and accrued interest. If the Company does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         The court in an appraisal proceeding commenced shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the
Company, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in demanding payment. The court may also assess the reasonable fees and expenses of experts, excluding those of counsel, for the respective parties, in amounts the court finds equitable. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

         8. The right of a dissenting shareholder to obtain payment of the fair value of his shares shall terminate upon the occurrence of any one of the following events:

                  a. The proposed corporate action is abandoned or rescinded;

                  b. A court having jurisdiction permanently enjoins or sets aside the corporate action; or

                  c. His demand for payment is withdrawn with the written
         consent of the corporation.

         9. A shareholder entitled to dissent and obtain payment for his shares under the Virginia Law may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

         10. All inquiries or notices to the Company as outlined above, should be made to: Randolph H. Brownell, III, Chief Operating Officer, New Media
Lottery Services, Inc. If made prior to December 31, 2004, such inquiries should be addressed to 1400 Technology Drive, Harrisonburg, Virginia 22802, (540)
437-1688. Any inquiries made after December 31, 2004 should be addressed to

________________________________.

         11. A SHAREHOLDER WHO DOES NOT SATISFY ALL OF THE REQUIREMENTS
DESCRIBED IN THE DISSENTERS' NOTICE SHALL NOT BE ENTITLED TO PAYMENT UNDER THE
VIRGINIA LAW.

                                       16

                       SIGNIFICANT DIFFERENCES BETWEEN THE
                    CORPORATION LAWS OF VIRGINIA AND DELAWARE

         The Reincorporation will affect numerous changes in the rights of shareholders as a result of differences between the Virginia Stock Corporation
Act (the "Virginia Law"), the Articles of Incorporation and the By-Laws of the
Virginia Company (the "Virginia Company Articles" and the "Virginia Company
By-Laws," respectively, and collectively the "Virginia Company Charter
Documents") and the Delaware General Corporation Law (the "Delaware Law"), the
Delaware Company Certificate of Incorporation and the Delaware Company By-Laws
(the "Delaware Company Certificate" and the "Delaware Company By-Laws" and
collectively the "Delaware Charter Documents"). The provisions of Virginia Law and the Delaware Law differ in many respects. Summarized below are certain of the principal differences between Virginia Law and Delaware Law and the Virginia
Company Charter Documents and the Delaware Company Charter Documents affecting the rights of shareholders. This summary does not purport to be a complete statement of the differences affecting shareholders' rights under the Virginia
Law and Virginia Company Charter Documents and the Delaware Law and the Delaware
Company Charter Documents, and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes and each company's charter documents.

Capital Stock. The Virginia Company Articles authorize the issuance of 50 million shares of common stock, par value $.001 per share, without further shareholder approval. At the Annual Meeting of Shareholders of the Virginia
Company held on October 25, 2004, the shareholders of the Virginia Company approved an amendment to the Virginia Company Articles to add a class of blank check preferred stock (stock which the board of directors has the right to designate and issue as it deems prudent) consisting of 5,000,000 shares, par value $.001 per share, which amendment was never filed with the State of
Virginia. The Delaware Company Certificate likewise authorizes the issuance of
50 million shares of common stock and 5,000,000 shares of blank check preferred stock, par value $.001 per share, without further shareholder approval. See the section titled "Capitalization" on page 13 of this Information Statement for a more detailed discussion of the capital stock.

Preemptive Rights. Under the Delaware Law, a stockholder does not possess preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Company Certificate does not provide for preemptive rights.

         Under the Virginia Law, stockholders have preemptive rights unless otherwise provided in the articles of incorporation. The Virginia Company
Articles specifically state that stockholders have no preemptive rights.

Right of Inspection. Under Delaware Law, any stockholder shall, upon written demand under oath stating the purpose for such inspection, have the right during the usual hours for business to inspect for any proper purpose, and to make copies from the corporation's stock ledger, a list of its stockholders, and its other books and records and any subsidiary's books and records.

         Under Virginia Law, a shareholder of record for at least six months immediately preceding his demand or is the holder of record of at least five percent of all of the outstanding shares is entitled to inspect and copy, during regular business hours at the corporation's principal office, if he gives the corporation five days' written notice of the records he wishes to inspect and provided that his demand is made in good faith and for a proper purpose, he describes with

                                       17

reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose.

Notice of Meeting. Under Delaware Law, notice of shareholder meetings must be given in writing not less than ten nor more than sixty days before the date of such meeting.

         Under Virginia Law, notice of shareholder meetings must be given in writing no less than ten nor more than sixty days before the meeting date except that notice of a shareholders' meeting to act on an amendment of the articles of incorporation, a plan of merger, share exchange, domestication or entity conversion, a proposed sale of assets, or the dissolution of the corporation shall be given not less than twenty-five nor more than sixty days before the meeting date.

Special Meetings of Stockholders. Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or by-laws to call a special stockholder meeting. The Delaware Law requires that notice of a stockholders meeting must be delivered to stockholders not less than ten days nor more than sixty days before the meeting. The notice must state the place, day, hour and purpose of the meeting.

         The Delaware Company's By-Laws provide that the president or a majority of the board of directors may call a special meeting of stockholders.

         The Delaware Law also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases within 30 days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

         Under the Virginia Law, corporation may hold a special meeting of shareholders either on call of the chairman of the board of directors, the president, the board of directors, or the person or persons authorized to do so by the articles of incorporation or by-laws or in the case of corporations having 35 or fewer shareholders of record, if the holders of at least 20% of all votes entitled to be cast on any issue proposed to be considered at the special meeting sign, date, and deliver to the corporation's secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held. Notice of a special meeting must be furnished in writing and only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders' meeting.

Vacancies on the Board of Directors. Under the Delaware Law, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

         Under the Virginia Law, unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the

                                       18

number of directors, said vacancy may be filled by the shareholders or a majority of the remaining directors then in office, even if less than a quorum.
Unless the articles of incorporation provide otherwise, if the vacant office was held by a director elected by a voting group of shareholders, only the holders of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

Removal of Directors. Under both the Virginia Law and the Delaware Law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, unless the certificate of incorporation otherwise provides.
Whenever the holders of any class or series are entitled to elect 1 or more directors by the certificate of incorporation, this subsection shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

         The Delaware Company By-Laws specify that any vacancy occurring on the board of directors may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum.

Indemnification of Officers and Directors and Advancement of Expenses. Under the
Delaware Law and the Virginia Law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful..

         Both the Virginia Law and the Delaware Law provide that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or by-laws provides for mandatory advancement. Neither the
Virginia Company Articles nor the Delaware Company Certificate provides for the mandatory advancement of expenses to directors and officers.

         Both the Virginia Company Articles and the Delaware Company Certificate
require the corporation to indemnify any director or officer who is made a party to any proceeding because he or she was or is a director or officer of the corporation against any liability, including reasonable expenses and legal fees, incurred in the proceeding to the fullest extent permitted by applicable law.

         In the opinion of the Securities and Exchange Commission, though indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling such indemnification is against public policy and is therefore unenforceable

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a

                                       19

company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Company Certificate limits the liability of directors to the corporation to the fullest extent permitted by the Delaware Law.

         Under Virginia law, the liability of an officer or director cannot be limited or eliminated if the officer or director engages in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law, including, without limitation, any claim of unlawful insider trading or manipulation of the market for any security. The Virginia Company Articles provide that the liability of officers and directors to the Virginia Company is eliminated to the fullest extent permitted by Virginia law.

Dividends. The Delaware Law is different than the Virginia Law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware
Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         Under the Virginia Law, a corporation may pay dividends only if, after giving effect to the distribution, (i) the corporation is still able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets are greater than or equal to the sum of its total liabilities plus (unless the corporation's articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon the dissolution, of shareholders whose referential rights are superior to those receiving the distribution.

Restrictions on Business Combinations. Both the Delaware Law and the Virginia
law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder.

         Generally, under the Delaware Law and the Virginia Law, the approval by the affirmative vote of the holders of a majority of the outstanding stock (or, if the certificate or articles of incorporation, as the case may be, provides for more or less than one vote per share, a majority of the votes of the outstanding stock) of a corporation entitled to vote on the matter is required for a merger or consolidation or sale, lease or exchange of all or substantially all the corporation's assets to be consummated. Neither the Virginia Company nor the Delaware Company Charter Documents provides for any different required vote.

         The Delaware Law, in general, prohibits a business combination between a corporation and an interested stockholder within three years of the time such stockholder became an interested stockholder, unless:

                                       20

     o   prior to such time the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     o   upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, exclusive of shares owned by directors who are also officers and by certain employee stock plans; or

     o   at or subsequent to such time, the business combination is approved by the board of directors and authorized by the affirmative vote at a stockholders' meeting of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

         The term "business combination" is defined to include, among other transactions between an interested stockholder and a corporation or any direct or indirect majority owned subsidiary thereof, a merger or consolidation; a sale, pledge, transfer or other disposition (including as part of a dissolution)
of assets having an aggregate market value equal to 10% or more of either the aggregate market value of all assets of the corporation on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;
certain transactions that would increase the interested stockholder's proportionate share ownership of the stock of any class or series of the corporation or such subsidiary; and any receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any such subsidiary. In general, and subject to certain exceptions, an "interested stockholder" is any person who is the owner of 15% or more of the outstanding voting stock (or, in the case of a corporation with classes of voting stock with disparate voting power, 15% or more of the voting power of the outstanding voting stock) of the corporation, and the affiliates and associates of such person. The term "owner"
is broadly defined to include any person that individually or with or through such person's affiliates or associates, among other things, beneficially owns such stock, or has the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement or understanding or upon the exercise of warrants or options or otherwise or has the right to vote such stock pursuant to any agreement or understanding, or has an agreement or understanding with the beneficial owner of such stock for the purpose of acquiring, holding, voting or disposing of such stock.

         The restrictions of the Delaware Law do not apply to corporations that have elected, in the manner provided therein, not to be subject to the Delaware
Law or, with certain exceptions, which do not have a class of voting stock that is listed on a national securities exchange or authorized for quotation on the
Nasdaq Stock Market or held of record by more than 2,000 stockholders. The
Delaware Company Charter Documents do not opt out of the Delaware Law relating to business combinations.

         The Virginia Law contains provisions governing "Affiliated
Transactions". Affiliated Transactions include certain mergers and share exchanges, certain material dispositions of corporate assets not in the ordinary course of business, any dissolution of a corporation proposed by or on behalf of an Interested Shareholder (as defined below), and reclassifications, including reverse stock splits, recapitalizations or mergers of a corporation with its subsidiaries, or

                                       21

distributions or other transactions which have the effect of increasing the percentage of voting shares beneficially owned by an Interested Shareholder by more than 5%. For purposes of the Virginia Law, an Interested Shareholder is defined as any beneficial owner of more than 10% of any class of the voting securities of a Virginia corporation.

         Subject to certain exceptions discussed below, the provisions governing
Affiliated Transactions require that, for three years following the date upon which any shareholder becomes an Interested Shareholder, any Affiliated
Transaction must be approved by the affirmative vote of holders of two-thirds of the outstanding shares of the corporation entitled to vote, other than the shares beneficially owned by the Interested Shareholder, and by a majority (but not less than two) of the Disinterested Directors (as defined). A Disinterested
Director is defined in the Virginia Law as a member of a corporation's board of directors who (i) was a member before the later of January 1, 1988 or the date on which an Interested Shareholder became an Interested Shareholder or (ii) was recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the corporation's board of directors. At the expiration of the three year period after a shareholder becomes an Interested Shareholder, these provisions require approval of the Affiliated Transaction by the affirmative vote of the holders of two-thirds of the outstanding shares of the corporation entitled to vote, other than those beneficially owned by the Interested Shareholder.

         The principal exceptions to the special voting requirement apply to
Affiliated Transactions occurring after the three year period has expired and require either that the transaction be approved by a majority of the corporation's Disinterested Directors or that the transaction satisfy certain fair price requirements of the statute. In general, the fair price requirements provide that the shareholders must receive the higher of the highest per share price for their shares as was paid by the Interested Shareholder for his or its shares, or the fair market value of the shares. The fair price requirements also require that, during the three years preceding the announcement of the proposed
Affiliated Transaction, all required dividends have been paid and no special financial accommodations have been accorded the Interested Shareholder, unless approved by a majority of the Disinterested Directors.

         None of the foregoing limitations and special voting requirements applies to a transaction with an Interested Shareholder who has been an
Interested Shareholder continuously since the effective date of the statute
(January 26, 1988) or who became an Interested Shareholder by gift or inheritance from such a person or whose acquisition of shares making such person an Interested Shareholder was approved by a majority of the Disinterested
Directors of the corporation.

         Control Share Acquisitions. The Virginia Control Share Acquisitions
statute also is designed to afford shareholders of a public company incorporated in Virginia protection against certain types of non-negotiated acquisitions in which a person, entity, or group ("Acquiring Person") seeks to gain voting control of that corporation. With certain enumerated exceptions, the statute applies to acquisitions of shares of a corporation which would result in an
Acquiring Person's ownership of the corporation's shares entitled to vote in the election of directors falling within any one of the following ranges: 20% to
33-1/3%, 33-1/3% to 50% or more than 50% (a "Control Share Acquisition"). Shares that are the subject of a Control Share Acquisition ("Control Shares") will not be entitled to voting rights unless the holders of a majority of the

                                       22

"Disinterested Shares" vote at an annual or special meeting of shareholders of the corporation to endow the Control Shares with voting rights. Disinterested
Shares do not include shares owned by the Acquiring Person or by officers and inside directors of the target company. Under certain circumstances, the statute permits an Acquiring Person to call a special shareholders' meeting for the purpose of considering granting voting rights to the holders of the Control
Shares. As a condition to having this matter considered at either an annual or special meeting, the Acquiring Person must provide shareholders with detailed disclosures about his identity, the method and financing of the Control Share
Acquisition and any plans to engage in certain transactions with, or to make fundamental changes to, the corporation, its management or business. Under certain circumstances, the statute grants dissenters' rights to shareholders who vote against granting voting rights to the Control Shares. The Virginia Control
Share Acquisitions statute also enables a corporation to make provision for redemption of Control Shares with no voting rights. A corporation may opt-out of the statute by so providing in its Bylaws. The Virginia Company has not adopted such a provision. Among the acquisitions specifically excluded from the statute are acquisitions to which the corporation is a party and which, in the case of mergers or share exchanges, have been approved by the corporation's shareholders under other provisions of the Virginia Law.

Appraisal Rights. Under the Delaware Law, except as otherwise provided by said laws, stockholders of a constituent corporation in a merger or consolidation have the right to demand and receive payment of the fair value of their stock in a merger or consolidation. However, except as otherwise provided by the Delaware
Law, stockholders do not have appraisal rights in a merger or consolidation if, among other things, their shares are:

     o    listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the
          National Association of Securities Dealers, Inc. (the "NASD"); or

     o    held of record by more than 2,000 stockholders;

     o    and, in each case, the consideration such stockholders receive for their shares in a merger or consolidation consists solely of:

          o    shares of stock of the corporation surviving or resulting from such merger or consolidation;

          o    shares of stock of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange, or designated as a national market system security on an interdealer quotation system by the NASD or held of record by more than 2,000 stockholders;

          o    cash in lieu of fractional shares of the corporations described in the two immediately preceding bullet points; or

          o    any combination of shares of stock and cash in lieu of fractional shares described in the three immediately preceding bullet points.

                                       23

         For a description of the Virginia laws with respect to appraisal rights, see the discussion under "Dissenters' Rights" on page 14 hereof.

Amendments to Charter. Under the Delaware Law, unless the certificate of incorporation requires a greater vote, a proposed amendment to the certificate of incorporation requires an affirmative vote of a majority of the outstanding stock entitled to vote thereon and a majority of the voting power of the outstanding stock of each class entitled to vote thereon. The Delaware Company
Certificate does not require a greater vote. The approval of the holders of a majority of the outstanding shares of any class of capital stock of a corporation, voting separately as a class, is required under the Delaware Law to approve a proposed amendment to a corporation's certificate of incorporation, whether or not entitled to vote on such amendment by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class (except as provided in the last sentence of this paragraph), increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. For this purpose, if a proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but would not so affect the entire class, then only the shares of the series so affected by the amendment would be entitled to vote as a separate class on the amendment.
Accordingly, a proposed amendment the adverse effect of which on the powers, preferences or special rights of any series of common stock does not differ from its adverse effect on the powers, preferences or special rights of any other series of common stock would not entitle such series to vote as a class separately from the other series of common stock. The authorized number of shares of any class of stock may be increased or decreased (but not below the number of shares of such class outstanding) by the requisite vote described above if so provided in the original certificate of incorporation or in any amendment thereto that created such class of stock or that was adopted prior to the issuance of any shares of such class, or in an amendment authorized by a majority vote of the holders of shares of such class.

         An amendment to a Virginia corporation's articles of incorporation must be approved by the corporation's stockholders. Under the Virginia Law, unless a
Virginia corporation's articles of incorporation or its board of directors require a greater vote, an amendment to a Virginia corporation's articles of incorporation must generally be approved by a majority of the votes entitled to be cast on the amendment. If such amendments would increase or decrease the number of authorized shares of any class or series or the par value of such shares or would adversely affect the shares of such class or series, a majority of the outstanding stock of such class or series would also have to approve the amendment. The Virginia Company Articles do not include any provision requiring greater than a majority of votes to amend them.

Amendments to By-Laws. Under the Delaware Law, the power to adopt, alter and repeal by-laws is vested in the stockholders, except to the extent that a corporation's certificate of incorporation vests concurrent power in the board of directors or the by-laws state otherwise. The Delaware Company Certificate provides that the board of directors has the power to make and to alter or amend the Delaware Company By-Laws. The Delaware Company By-Laws may be amended by the stockholders at any meeting, or by the Delaware Company board of directors at any meeting by a majority vote of the full Delaware Company board of directors or by a consent in writing signed by the entire board of directors.

                                       24

         Under the Virginia Law, a corporation's board of directors may amend or repeal the corporation's bylaws except to the extent that the articles of incorporation reserve this power exclusively to the shareholders or the shareholders in adopting or amending particular bylaws provide expressly that the board of directors may not amend or repeal that bylaw. A corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws also may be amended or repealed by its board of directors. A by-law that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed, if originally adopted by the shareholders, only by the shareholders or if originally adopted by the directors, either by the shareholders or by the board of directors.

Stockholder Action. Under the Delaware Law, unless otherwise provided in the certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a written consent or consents setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon such action were present and voted. The Delaware Company Charter Documents do not provide otherwise.

         Under the Virginia Law if so provided in the articles of incorporation of a corporation that is not a "public" corporation (defined as having less than
300 shareholders) at the time such action is taken, action required or permitted to be taken at a shareholders' meeting may be taken without a meeting and without prior notice, if the action is taken by shareholders who would be entitled to vote at a meeting of holders of outstanding shares having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shareholders entitled to vote thereon were present and voted.

Nomination Procedures and Stockholder Proposals. Neither the Delaware Law nor
the Virginia Law provides procedures for the nomination for election of directors by stockholders or the submission of other stockholder proposals at an annual or special meeting of stockholders.

         The Virginia Company By-Laws do not speak as to director nominations.
The Delaware Company By-Laws require that nominations (other than by the board of directors or a nominating committee) for the election of directors at a meeting of stockholders must be made by written notice, delivered or mailed by first class mail, to the corporation not less than 120 days prior to the anniversary of the date on which the proxy statement for the immediately preceding annual meeting was mailed to stockholders or if the corporation did not hold an annual meeting in the prior year or if the date of the annual meeting occurs more than 30 days before or after the anniversary of such immediately preceding annual meeting, then not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date on which public notice of the date of such annual meeting is first made.

                              ABANDONMENT OF MERGER

         The Board of Directors will have the absolute right to abandon the
Merger Agreement and take no further action towards reincorporating the Company in Delaware at any time before the Reincorporation becomes effective, even after shareholder approval, if for any reason the Board of Directors determines that it is not advisable to proceed with the Reincorporation.

                                       25

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Except in their capacity as shareholders, none of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking"
statements as such term is defined in the Private Securities Litigation Reform
Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as
"may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate,"
"might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the
Securities Exchange Act of 1934 and in accordance with this Act, we file periodic reports, documents and other information with the Securities and
Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 450 Fifth
Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.

                     INCORPORATION OF FINANCIAL INFORMATION

         Our financial information, financial statements and Management's
Discussion and Analysis are incorporated by reference to the documents identified below, all of which have been filed with the U.S. Securities and
Exchange Commission, and are incorporated in their entirety by reference into this Information Statement:

         1.   Current Report on Form 8-K filed with the Securities and Exchange
              Commission on October 10, 2004.

         2.   Definitive Proxy Statement filed with the Securities and Exchange
              Commission on September 29, 2004.

         3.   Form 10-QSB filed with the Securities and Exchange Commission on
              September 24, 2004.

                                       26

         4.   Form 10-KSB filed with the Securities and Exchange Commission on
              August 16, 2004.

         You may request a copy of these filings at no cost, by writing or telephoning us at the following address until December 31, 2004:

                        New Media Lottery Services, Inc.
                              1400 Technology Drive
                          Harrisonburg, Virginia 22802
                       Attention: Randolph Brownell, III,
                                 (540) 437-1688
         Requests made after December 31, 204 should be directed to:

                        New Media Lottery Services, Inc.
                                 370 Neff Avenue
                                     Suite L
                          Harrisonburg, Virginia 22801
                       Attention: Randolph Brownell, III,

         In order to ensure timely delivery of the documents, any such request should be made by December ___, 2004. Copies of documents so requested will be sent by first class mail, postage paid, within one business day of the receipt of such request.

                                INDEX OF EXHIBITS

Exhibit A:   Agreement and Plan of Merger.

Exhibit B:   Certificate of Incorporation of New Media Lottery Services, Inc.

Exhibit C:   By-laws of New Media Lottery Services, Inc.

Exhibit D:   Virginia Statutes Concerning Dissenter's Rights.

                                       27